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                                                                    Exhibit 10.1

                   MASTER COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

     THIS ASSIGNMENT is made and entered into the 26th day of January, 1998, by GRUBB & ELLIS COMPANY, a Delaware corporation (the "Borrower"), and EACH OF THE CORPORATIONS LISTED AS A SUBSIDIARY ON THE ATTACHED SCHEDULE I (the "Subsidiaries" being collectively referred to herein together with the Borrower as the "Assignors" and each individually as an "Assignor"), in favor of PNC Bank, National Association (the "Assignee"), as Agent for the Banks, as that term is defined in that certain Amended and Restated Credit Agreement dated as of January 26, 1998, among the Assignors, the Assignee and the Banks (as the same may hereafter be amended, modified, supplemented or restated from time to time, the "Credit Agreement")
                                     WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to provide certain loans to the Borrower and the Agent has agreed to issue certain letters of credit for the Account of the Borrower and the Subsidiaries; and

     WHEREAS, in order to provide additional security for the Borrower's repayment and each of the other Assignor's Guaranty Agreement with respect to repayment of such loans, the parties hereto desire that Assignee be granted an assignment and security interest in all rights of each Assignor under those property management contracts and agreements to which such Assignor now is a party and those to which it shall hereafter become a party (the "Assigned Contracts").

     NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Assignor, and intending to be legally bound, each Assignor assigns to Assignee all of its right, title and interest in and to its Assigned Contracts to the extent assignable and to the fullest extent permitted by Law.

     1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Credit Agreement.

     2. This Assignment amends and restates that certain Master Collateral Assignment of Contract Rights dated March 13, 1997, of the Assignors in favor of PNC Bank, National Association. This Assignment is not intended as a novation, and shall not be a novation, of the obligations of the parties thereto and hereto.

     3. As security for the due and punctual payment and performance of the Obligations as defined in the Credit Agreement, each Assignor does hereby grant, bargain, sell, assign, transfer



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and set over unto Assignee, for the benefit of the Banks and the Assignee, all the rights, interests and privileges which such Assignor has or may have in or under the Assigned Contracts, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of such Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Assigned Contracts,
(ii) to do any and all things which such Assignor is or may become entitled to do under the Assigned Contracts, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which such Assignor is or may become entitled to do under the Assigned Contracts. Notwithstanding the foregoing assignment, each Assigned Contract which by its terms or by operation of law would become void, terminable, revocable, or in default if pledged or assigned hereunder or if a security interest therein were granted hereunder is expressly excepted and excluded from the lien and terms of this assignment to the extent necessary so to avoid such voidness, voidability, terminability or revocability.

     4. The acceptance of this Assignment and the payment or performance under the Assigned Contracts shall not constitute a waiver of any rights of Assignee under the terms of the Notes, the Credit Agreement or any other Loan Documents, it being understood that, until the occurrence of an Event of Default, and the exercise of Assignee's rights under Section 4 hereof, each Assignor shall have all rights to its respective Assigned Contracts and to retain, use and enjoy the same.

     5. Each Assignor, upon the occurrence and during the continuance of an Event of Default, hereby authorizes Assignee, at Assignee's option, to do all acts required or permitted under the Assigned Contracts as Assignee in its sole discretion may deem proper. Each Assignor does hereby irrevocably constitute and appoint Assignee, while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney in fact, coupled with an interest and with full power of substitution and revocation, for such Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of its Assigned Contract and all benefits accrued thereunder, whether at law, in equity or otherwise; PROVIDED, HOWEVER, that Assignee shall not exercise any such power unless and until an Event of Default shall have occurred and is continuing.

     6. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by any Assignor under the Assigned Contracts, and each Assignor hereby agrees to indemnify Assignee and the Banks for, and to save the Assignee and the Banks harmless from, any and all liability arising under the Assigned Contracts, other than arising or resulting from Assignee's or Banks' (or their respective agents, employees or contractors) gross negligence or willful misconduct.

     7. Each Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

     8. Neither this Assignment nor any action or inaction on the part of Assignee or the Banks shall constitute an assumption on the part of Assignee or the Banks of any obligations or duties under the Assigned Contracts.



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     9.   Each Assignor covenants and warrants that:

          (a) its Assigned Contracts are and shall be valid contracts, and that there are and shall be, to the extent ascertainable by such Assignor, no material defaults on the part of any of the parties thereto;

          (b) other than with a respect to Permitted Liens, it will not assign, pledge or otherwise encumber the Assigned Contracts without the prior written consent of Assignee;

          (c) other than in the ordinary course of business, it will not cancel, terminate or accept any surrender of the Assigned Contracts;

          (d) other than in the ordinary course of business, it will not waive or give any consent with respect to any material default or material variation in the performance under the Assigned Contracts, it will at all times take proper steps to enforce all of the provisions and conditions thereof, and it will forthwith notify Assignee of any material default under the Assigned Contracts;

          (e) it will in all material respects perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to the Assigned Contracts; and

          (f) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request to evidence the intent of this Assignment.

     10. At such time as the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon are indefeasibly paid in full, and the Commitments have terminated, this Assignment and all of Assignee's and the Banks' right, title and interest hereunder with respect to the Assigned Contracts shall terminate.

     11. This Assignment shall inure to the benefit of Assignee and the Banks, their respective successors and assigns, and shall be binding upon each Assignor, their respective successors, successors in title and assigns.

     12. This Assignment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of Law principles.

     13. The provisions of this Assignment are intended to be severable. If any provision of this Assignment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     14. This Assignment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered,


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shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                           [SIGNATURES APPEAR ON NEXT PAGE]



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     IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.

                                        GRUBB & ELLIS COMPANY


                                        By: /s/ Brian Parker
                                            ----------------
                                                Brian Parker
                                                Senior Vice President and Chief
                                                Financial Officer

                                        EACH OF THE CORPORATIONS
                                        LISTED AS A SUBSIDIARY ON THE
                                        ATTACHED SCHEDULE I


                                        By: /s/ Brian Parker
                                            ----------------
                                                Brian Parker
                                                Senior Vice President and Chief
                                                Financial Officer of each of the
                                                Subsidiaries listed on Schedule
                                                I


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Agent


                                        By:  /s/  Jay C. Baker
                                             -----------------
                                                Jay C. Baker
                                                Senior Vice President